JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/19/01	Metlife, Inc.

Shares            Price         Amount
3,280,000	  $99.60	$3,266,880

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.35        N/A	0.66%	             1.51%

Broker
Bank of America Securities LLC

Underwriters of Metlife, Inc.

Underwriters     	             Principal Amount
Banc of America Securities LLC 		$175,003,000
Lehman Brothers, Inc.			 175,003,000
Banc of America Securities LLC		  16,666,000
BNY Capital Markets			  16,666,000
Credit Suisse First Boston Corp.	  16,666,000
Goldman, Sachs & Co.			  16,666,000
J.P. Morgan Securities, Inc.		  16,666,000
Salomon Smith Barney, Inc. 		  16,666,000
UBS Warburg LLC				  16,666,000
Wachovia Securities, Inc.		  16,666,000
Williams Capital Group LP		  16,666,000
Total     			        $500,000,000

JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/08/01	Firstenergy Corp.

Shares            Price         Amount
1,305,000	  $99.88	$1,303,434

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A		0.09%	             0.23%

Broker
BA Securities, Inc.

Underwriters of Firstenergy Corp.

Underwriters      	                  Principal Amount
Barclays Capital Inc.                         $375,000,000
Morgan Stanley Dean Witter & Co.               375,000,000
Salomon Smith Barney, Inc.                     375,000,000
Banc One Capital Markets                            93,750
Bank of New York Capital Markets                    93,750
J.P. Morgan Securities                              93,750
TD Securities                                       93,750
Total     			            $1,500,000,000


JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/03/02	Goldman, Sachs & Co.

Shares            Price         Amount
2,345,000 	  $100.00	$2,345,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A	 0.09%	           0.16%

Broker
Goldman, Sachs & Co.

Underwriters of Goldman, Sachs & Co.

UNDERWRITERS                       Principal Amount
Goldman, Sachs & Co.		     $2,225,000,000
Banc of America Securities LLC	         27,500,000
Barclays Capital, Inc.                   27,500,000
Bayerische Hypo- und Vereinsbank AG      27,500,000
BBL N.V.                                 27,500,000
Credit Lyonnais Securities, Inc.         27,500,000
Danske Bank                              27,500,000
Deutsche Banc Alex. Brown, Inc.          27,500,000
First Union Securities, Inc.             27,500,000
HSBC Securities, Inc.                    27,500,000
Loop Capital Markets LLC                 27,500,000
J.P. Morgan Securities, Inc.             27,500,000
Ormes Capital Markets, Inc.              27,500,000
RBC Dominion Securities                  27,500,000
Salomon Smith Barney, Inc.               27,500,000
Santander Central Hispano, Inc.          27,500,000
SunTrust Robinson Humphrey               27,500,000
U.S. Bancorp. Piper Jaffray, Inc.        27,500,000
Westdeutsche Landesbank Girozentrale     27,500,000
Total 			             $2,750,000,000

JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/02	General Electric Capital Corp.

Shares            Price         Amount
14,480,000     	  $99.55	$14,414,840

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A       N/A	        0.59%		    1.55%

Broker
Lehman Brothers, Inc.

Underwriters of General Electric Capital Corp.

Underwriters     	            Principal Amount
Lehman Brothers, Inc.                $ 2,025,000,000
J.P. Morgan Securities, Inc.             256,250,000
Deutsche Banc Alex. Brown, Inc.           56,250,000
Salomon Smith Barney                      56,250,000
UBS Warburg                               56,250,000
Total   		              $2,450,000,000


JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/06/02	Weyerhauser Co.


Shares            Price         Amount
1,000,000	  $99.354	$993,540,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A        N/A		0.05%	             0.11%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Weyerhauser Co.

Underwriters *    	            Principal Amount *
Total     			        $1,750,000,000

* Principal Amount of underwriters were not available at time of filing



JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/18/02	Huntsman International LLC


Shares            Price         Amount
635,000		  $100.00	$635,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A         N/A		  0.21%	             0.30%

Broker
Deutsche Morgan Grenfell

Underwriters of Huntsman International LLC

Underwriters     	             Principal Amount
Deutsche Banc Alex. Brown, Inc.          $180,000,000
J.P. Morgan Securities, Inc. 	           60,000,000
Salomon Smith Barney, Inc.		   60,000,000
Total     			         $300,000,000

JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/26/02	Meadwestvaco Corp.


Shares            Price         Amount
915,000		  $99.338	$908,943

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A         N/A		  0.12%	             0.28%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Meadwestvaco Corp.

Underwriters     	             Principal Amount
Merrill Lynch & Co., Inc.		 $300,000,000
BNY Capital Markets, Inc.                  60,000,000
Banc One Capital Markets, Inc.             60,000,000
J.P. Morgan Securities, Inc.               60,000,000
Salomon Smith Barney, Inc.                 60,000,000
Goldman, Sachs & Co.                       22,500,000
Morgan Stanley Dean Witter & Co.           22,500,000
Barclays Capital, Inc.                     15,000,000
Commerzbank Capital Markets                15,000,000
Daiwa Securities, Inc.                     15,000,000
Fleet Securities, Inc.                     15,000,000
Scotia Capital, Inc.                       15,000,000
SunTrust Capital Markets, Inc.             15,000,000
Wachovia Securities, Inc.		   15,000,000

Total     			         $750,000,000

JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/10/02	Valero Energy Corp.


Shares            Price         Amount
2,605,000	  $99.81	$2,600,051

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60        N/A	  0.35%	             0.53%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Valero Energy Corp.

Underwriters     	             Principal Amount
J.P. Morgan Securities, Inc. 		 $262,500,000
Morgan Stanley Dean Witter & Co.           37,500,000
Banc of America Securities LLC             37,500,000
Banc One Capital Markets, Inc.             37,500,000
Barclays Capital, Inc.                     37,500,000
BNP Paribas                                37,500,000
Fleet Securities, Inc.                     37,500,000
Mizuho Securities, Inc.                    37,500,000
RBC Capital Market                         37,500,000
Royal Bank of Scotland                     37,500,000
Royal Bank of Scotland PLC                 37,500,000
Scotia Capital, Inc.                       37,500,000
Suntrust Robinson Humphrey                 37,500,000
TD Securities, Inc.                        37,500,000
Total     			         $750,000,000

JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/11/02	Starwood Hotels Resorts


Shares            Price         Amount
1,690,000	  $99.483	$1,681,263

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A          N/A	  0.21%	             0.25%

Broker
Lehman Brothers, Inc.

Underwriters of Starwood Hotels Resorts

Underwriters *                           Principal Amount *
Total     			             $800,000,000

* Principal Amount of underwriters were not available at time of filing

JPMORGAN BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/12/02	Ventas Realty LP


Shares            Price         Amount
1,820,000	  $100.00	$1,820,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
N/A          N/A	  1.04%	             1.23%

Broker
SBC Warburg, Inc.

Underwriters of Ventas Realty LP

Underwriters     	                 Principal Amount
Merrill Lynch & Co.                           $48,125,000
UBS Warburg LLC                                48,125,000
Banc of America Securities LLC                 36,750,000
CIBC World Markets                              8,750,000
Credit Lyonnais Securities                      8,750,000
J.P. Morgan Securities, Inc.                   15,750,000
US Bancorp Piper Jaffray                        8,750,000
Total     			             $175,000,000